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EXHIBIT 99

                                    EXHIBIT A
                              SELLING SHAREHOLDERS

      NAME OF SELLING SHAREHOLDER                             MAXIMUM NUMBER
                                                              OF COMMON SHARES
                                                               TO BE OFFERED

      Steven Lloyd Edwards                                       4,083,543
      Rosalind Anita Jane Smith                                  4,083,542
      Stephen Glyn Thomas                                        2,168,164
      Spectrum Equity Investors III L.P.                         2,351,299
      Spectrum III Entrepreneurs' Fund, L.P.                        73,478
      Spectrum III Investment Managers' Fund, LP                    24,492
      Geocapital V, L.P.                                           885,605
      Geocapital Advisors, L.P.                                     27,059
      Geocapital Investors V, L.P.                                   5,810
      Geocapital Eurofund, L.P.                                    612,317
      Jonathan Simon Bell                                          254,743
      Andrew Michael Coleman                                       185,268
      Prue Canham                                                    1,158
      Justine Dyke                                                   1,241
      Tom Bygott                                                     1,264
      Nicholas Tombs                                                 1,101
      John Martyn                                                   22,572
      Barry Harris                                                   1,625
      Linda French                                                   1,271
      Henk Riethoff                                                  1,783
      Les Gawin                                                      2,834
      Ian Clubb                                                      5,403
      David Cole                                                     7,114
      Saylesh Nakum                                                  1,917
      Andrew Douch                                                   2,271
      Alison Barker                                                    494
      Nicholas Chastney                                                864
      P Donald Bett                                                  3,918
      Hooda Abdullah                                                 2,459
      Jeremy Alderson                                                  974
      William Rogers                                                 1,543
      Ian Handy                                                      2,275
      Peter Webster                                                  1,157
      Lloyd Houghton                                                 2,813
      Andrew Tiller                                                  2,530
      David Bick                                                     1,756
      Charles Peter Jost                                             6,773
      Gary Walker                                                      937
      Dean Murphy                                                      714
      David Wagland                                                  1,557
      Sharron Fellows                                                1,584
      Katie Arbery                                                   1,396
      Michael Meyer                                                  1,225
      Henry Christopher Stott                                        1,354
      Jill Wild                                                        729
      Steve Ellis                                                      822

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      NAME OF SELLING SHAREHOLDER                             MAXIMUM NUMBER
                                                              OF COMMON SHARES
                                                               TO BE OFFERED

      Stephen Herring                                                  704
      Homer Campbell                                                 3,687
      John Amas                                                      3,087
      David Rossitter                                                1,609
      Rachel Tomlinson                                                 986
      David Ruddock                                                    401
      Alison Dawson                                                    602
      Gary Parden                                                    7,107
      Iain Bell                                                        453
      Monika Tabatabaian                                             1,313
      Jun Gang                                                         453
      Neil Claughton                                                   775
      Robert Salmon                                                  1,500
      Stephen Stanley                                                  453
      Nicola Howarth                                                 1,479
      Evert Ekkebus                                                  1,871
      Neil Baskett                                                   1,378
      Emilio Folgheraiter                                              771
      Alistair Hanlon                                                  572
      Mervyn Wingfield                                               2,360
      Peter Fox                                                      1,392
      Matthew Devaney                                                  370
      Claire Pauley                                                    557
      Simon Ongeri                                                   1,312
      Chris Cox                                                      2,172
      Andrew Humphries                                               2,467
      Sarah Williams                                                   567
      Loraine Smith                                                    551
      Thomas Newton                                                  1,500
      Allison Blatch                                                 1,137
      Richard Guenigault                                             2,624
      Pin Pin Ho                                                       555
      Sheila Von Rimscha                                             1,492
      Lewis Cooper                                                     750
      Nicola Stannard                                                  312
      Miles Bennett                                                  1,015
      Hamish Drewry                                                  3,397
      Paul King                                                      2,855
      Colin Howlett                                                    342
      Shiva Carver                                                     572
      Ylva Fanden-Lilja                                                385
      Barbara Poile                                                    875
      Stuart Donald                                                    685
      Alexander Mehlhorn                                               659
      Tim Allen                                                      1,929
      Martin Robinson                                                1,024
      Ernst Clauder                                                    962
      Jeremy Gould                                                     832
      Michael Evans                                                    162